SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 2, 2006
Date of Report

UQM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or other jurisdiction of incorporation)	1-10869 (Commission File Number)	84-0579156 (IRS Employer Identification #)

7501 Miller Drive, Frederick, Colorado 80530
(Address of Principal Executive Office)

(303) 278-2002
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by UQM Technologies, Inc., a Colorado corporation, in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement

Amendment to the Employment Agreement of William G. Rankin - The Company's Chairman, President and Chief Executive Officer, William G. Rankin, is a party to an employment agreement with the Company, incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 as Exhibit 10.18. The Company's Compensation and Benefits Committee authorized an $11,600 increase in Mr. Rankin's annual salary effective August 1, 2006, authorized a cash bonus of $20,000 payable to Mr. Rankin on August 15, 2006 and granted 70,125 shares of the Company’s $0.01 par value common stock to Mr. Rankin effective August 2, 2006 under the Company’s Stock Bonus Plan incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 as exhibit 10.10. One-third of the shares so granted will vest on August 2nd of each of the succeeding three years. Mr. Rankin will also continue to receive an auto allowance of $9,600 per year.

Amendment to Employment Agreement of Donald A. French - The Company's Secretary, Treasurer and Chief Financial Officer, Donald A. French, is a party to an employment agreement with the Company, incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 as Exhibit 10.5. The Company's Compensation and Benefits Committee authorized an $11,280 increase in Mr. French's annual salary effective August 1, 2006, authorized a cash bonus of $15,000 payable to Mr. French on August 15, 2006 and granted 52,344 shares of the Company’s $0.01 par value common stock to Mr. French effective August 2, 2006 under the Company’s Stock Bonus Plan. One-third of the shares so granted will vest on August 2nd of each of the succeeding three years. Mr. French will also continue to receive an auto allowance of $9,600 per year.

Change to the compensation of named executive officer of the Company – The Company’s Vice President – Operations, Ronald M. Burton, is a named executive officer pursuant to Regulation 14A. Mr. Burton currently receives an annual salary of $155,000. The Company's Compensation and Benefits Committee authorized a $12,400 increase in Mr. Burton's annual salary effective August 1, 2006, authorized a cash bonus of $15,000 payable to Mr. Burton on August 15, 2006, authorized the grant of 5,000 shares of the Company’s $0.01 par value common stock to Mr. Burton effective August 2, 2006 under the Company’s Stock Bonus Plan and granted an option to purchase 89,118 shares of the Company’s common stock at an exercise price of $3.20 per common share for a term of five years under the Company’s 2002 Equity Incentive Plan. One-third of the shares and stock options granted under each plan, respectively, will vest on August 2nd of each of the succeeding three years.

Change to Directors Compensation – The Company provides compensation to its non-employee directors as described in Exhibit 10.16 to its Annual Report on Form 10-K for the fiscal year ended March 31, 2005, which is incorporated therein by reference. On August 2, 2006 the Board of Directors increased the annual retainer payable to each non-employee director to $20,000. The Board also granted to each non-employee director 3,125 shares of the Company’s common stock under the Company’s Stock Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM Technologies, Inc., Registrant
August 7, 2006	/s/ Donald A. French Donald A. French, Treasurer